CJS Securities, Inc.
13th Annual “New Ideas for the New Year” Conference
January 16, 2013

Forward Looking Statement
This presentation contains "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995.
Forward-looking statements also may be included in other publicly available documents from time to time issued by the Company and in oral statements from time to time made by our officers and representatives. These forward-looking statements are intended to provide management's current expectations or plans for the
Company's future operating and financial performance, based on assumptions currently believed to be valid. They can be identified by the use of words such as
"anticipate," "intend," "plan," "goal," "seek," "believe," "project," "estimate," "expect," "strategy," "future," "likely," "may," "should," "will" and other words of similar meaning in connection with a discussion of future operating or financial performance. Examples of forward looking statements include, among others, statements relating to future sales, earnings, cash flows, results of operations, uses of cash and other measures of financial performance.
Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties and other factors that may cause the Company's actual results and financial condition to differ materially from those expressed or implied in the forward-looking statements. Such risks, uncertainties and other factors include, among others: (i) changes in domestic and foreign economic and competitive conditions in markets served by the Company, particularly the defense, commercial aviation and industrial production markets; (ii) changes in government and customer priorities and requirements (including cost-cutting initiatives, the potential deferral of awards, terminations or reductions of expenditures to respond to the priorities of Congress and the Administration, or budgetary cuts resulting from Congressional actions or automatic sequestration under the Budget Control Act of 2011); (iii) changes in geopolitical conditions in countries where the Company does or intends to do business;
(iv) the successful conclusion of competitions for government programs and thereafter contract negotiations with government authorities, both foreign and domestic; (v)
the existence of standard government contract provisions permitting renegotiation of terms and termination for the convenience of the government; (vi) the satisfactory conclusion to government inquiries or investigations regarding government programs, including the satisfactory resolution of the Wichita subpoena matter; (vii) risks and uncertainties associated with the successful implementation and ramp up of significant new programs; (viii) potential difficulties associated with variable acceptance test results, given sensitive production materials and extreme test parameters; (ix) the successful resale of the SH-2G(I) aircraft, equipment and spare parts; (x) the receipt and successful execution of production orders for the JPF U.S. government contract, including the exercise of all contract options and receipt of orders from allied militaries, as all have been assumed in connection with goodwill impairment evaluations; (xi) the continued support of the existing K-MAX® helicopter fleet, including sale of existing K-MAX® spare parts inventory; (xii) the accuracy of current cost estimates associated with environmental remediation activities at the Bloomfield, Moosup and
New Hartford, CT facilities and our U.K. facilities; (xiii) the profitable integration of acquired businesses into the Company's operations; (xiv) changes in supplier sales or vendor incentive policies; (xv) the effects of price increases or decreases; (xvi) the effects of pension regulations, pension plan assumptions, pension plan asset performance and future contributions; (xvii) future levels of indebtedness and capital expenditures; (xviii) the future availability of credit and the Company's ability to maintain its current credit rating; (xix) the continued availability of raw materials and other commodities in adequate supplies and the effect of increased costs for such items; (xx) the effects of currency exchange rates and foreign competition on future operations; (xxi) changes in laws and regulations, taxes, interest rates, inflation rates and general business conditions; (xxii) future repurchases and/or issuances of common stock; and (xxiii) such other risks and uncertainties as are discussed in Part II,
Item 1A. "Risk Factors" of our Quarterly Reports on Form 10-Q for the quarters ended June 29 and September 28, 2012 and in Part I, Item 1A. “Risk Factors” of our
Annual Report on Form 10-K for the year ended December 31, 2011.
All forward-looking statements made in this presentation are based solely on information that is currently available as of the date of this presentation, and the Company undertakes no obligation to update any such forward-looking statement, whether as a result of new information, future developments or otherwise.
Contact: Eric Remington
V.P., Investor Relations
(860) 243-6334
Eric.Remington@kaman.com

Kaman Corporation Overview
• Two businesses
 – Aerospace
 • Manufacturer and subcontractor in the global commercial aerospace and defense market - extremely broad range of capabilities - proven performance
 • Diverse and growing customer base of blue chip customers and government divisions
 – Distribution
 • Third largest distributor in the power transmission/motion control/fluid power market
 • Focused on technical differentiation and expansion into higher margin products
• Publicly listed on the NYSE with a market capitalization of approximately $1 billion
• 2011 sales $1.5 billion; 5,000 employees

2011 Sales: $547 million
Aerospace

Defense Aerospace
Defense Fuzing Products
Commercial Aerospace

KAMAN

36%
19%
12%
45%
Aerospace - 2011 Sales Overview
63%

Fixed trailing edge
Fuel tank access doors
Top covers
Red denotes bearing products
Nose landing gear
Horizontal
stabilizer
Main landing gear
Flaps
Rudder
Door assemblies
Engine/thrust reverser
Aircraft Programs/Capabilities
Flight controls
Doors

Manufacture of cockpit
Blade erosion coating
Manufacture and assembly
of tail rotor pylon
Manufacture,
subassembly and
joining of fuselage
Blade manufacture,
repair and overhaul
Driveline couplings
Bushings
Flight control bearings
Aircraft Programs/Capabilities
Red denotes bearing products

Market leading self lube airframe bearing product lines
 • Content on virtually every aircraft manufactured today with a growing installed base
 • Approximately 75% of sales are for commercial applications
 • Proprietary technology:
 – KAron® bearing liner system
 – KAflex® and Tufflex® flexible couplings
 • 95% of sales are for custom engineered applications
 • Operational excellence through lean manufacturing
 • World class application engineers and material scientists developing new applications

 • USAF bomb fuze of choice
 • USAF inventory levels are less than
 half desired quantity
 • USAF reprogramming $20 million to
 JPF procurement
 • $92 million backlog (as of 9/28/2012) for
 delivery through 2013
 • Kaman is sole source, negotiating
 four year follow-on contact
 • 23 foreign customers
Bomb Compatibility
- JDAM
- Paveway II and III
- GBU-10, 12, 16, 24, 27, 28, 31,
 32, 38, 54
- BLU-109, 110, 111, 113, 117,
 121, 122, 126
- MK82/BSU-49, MK83/BSU-85,
 MK84/BSU-50
JPF Program

Aerospace Issues for 2013
• Manage continued growth of bearing product lines driven by commercial build rates
• Continue reinvestment in specialty bearing product lines
 – Business development
 – Facility expansion in Europe
• Continue to pursue strategic acquisitions that enhance shareholder value
• Focus on cash flow generation
 – Successful program ramp ups (e.g. AH-1Z)
 – Sound program management
 – Continue to work toward the sale of SH-2G(I) aircraft
• Manage strategic transition

Aerosystems
• Combines our diverse offerings
 – Design
 – Tooling
 – Manufacturing
 – Machining
 – Assembly
 – MRO and support
• Will maximize efficiencies across businesses
• Allows Kaman to go to market in a cohesive integrated manner

Aerospace - Budget Impact on Defense Programs
• Key defense programs less impacted by proposed budget cuts
 – Joint Programmable Fuze - backlog into 2013, foreign demand, continued sole source
 – F-35 (Joint Strike Fighter) - incremental business at any production level
 – A-10 re-wing program for Boeing - reset, new business
 – AH-1Z integrated fuselage for Bell/USMC - new business
• Broadly diverse revenue base mitigates risk from large program cancellations
• Anticipated risk to revenue from sequestration is $20 million to $25 million in 2013, less than 2% of expected consolidated revenue

Unmanned K-MAX®
• Kaman/Lockheed have developed an unmanned
 military version of the K-MAX helicopter
• Two K-MAXs have been performing unmanned
 cargo resupply missions for the USMC in
 Afghanistan since December 2011
• Lockheed Martin awarded Army and Navy
 unmanned K-MAX development contracts to
 expand mission capability

Aerospace Strategic Transition
$1 Billion sales
“High Teens” operating margin
50% Design-and-build
50% Defense/50% Commercial
Super Tier II
Integrated, coordinated, synergistic
business
Multi-national
Competing on design-and-build
manufacturing capability, and
Intellectual Property
NOW
FUTURE/VISION
$547 Million sales
15.8% Operating margin
70% Build-to-print
65% Defense
Tier II/III Supplier
Small, independent businesses
Primarily domestic
Competing on cost and
manufacturing capability

Distribution
2011 Sales: $951 Million

Distribution Overview
• Industrial distribution firm with a $35 billion served market via three platforms
 – Bearings and mechanical power transmission
 – Fluid power
 – Electrical automation and control
• Major product categories
 – Bearings
 – Mechanical and electrical power transmission
 – Fluid Power
 – Motion control
 – Automation
 – Material handling
 – Electrical control and power distribution
• 234 locations and 5 distribution centers
• Executing growth strategy to achieve long-term sales and profit objectives

Distribution - Major Product Platforms
Product Platform	Bearings & Mechanical Power Transmission (BPT)	Fluid Power	Electrical Automation & Control
% of 2011 Sales (approximate)	72%	12%	16%
Market Size	$12.5 Billion	$7.2 Billion	$15.0 Billion
Acquisitions since 2008	•Industrial Supply Corp. •Allied Bearings Supply •Plains Bearing •Fawick de Mexico •Florida Bearings	•Catching Fluidpower •INRUMEC	•Zeller •Minarik •Automation Technology •Target Electronic Supply
Major Suppliers

Hawaii
Puerto Rico
PT Kaman Location
Kaman Distribution Center
PT Industrial Supply Corp. (4/1/2008)
FP INRUMEC (10/7/2008)
PT Allied Bearings (04/5/2010)
PT Fawick de México (4/20/2010)
E&A Minarik Automation & Control (5/20/2010)
E&A Automation Technology (4/15/2011)
E&A Target Electronic Supply (9/2/2011)
PT Plains Bearing (10/14/2011)
FP Catching FluidPower (12/19/2011)
PT Florida Bearings (7/5/2012)
E&A Zeller Corporation (8/31/2012)

KAMAN

Executing Strategy and Building Network

- Premier Schneider Electric distribution partner
- Zeller also represents other quality manufacturers including:

KAMAN

Acquisition of Zeller Corporation - Overview
 • Acquired certain assets of Zeller Corporation on August 13, 2012
 • Zeller is a value added distributor of electrical and automation components and engineered systems provider, encompassing the following technologies:
 – Motion control
 – PLC based automation
 – Machine vision
 – Electrical controls
 – Power distribution products
 – Kollmorgen
 – Phoenix Contact
 – Rittal
 – Sick
 – Zeller’s full year sales for 2012 are expected to be approximately $80 million with an operating profit margin higher than that of Kaman’s Industrial Distribution segment

Zeller - Summary of Merits
 • Builds scale in Kaman’s automation and control (A&C) market segment
 • Expands Kaman’s A&C served market to $15 billion by adding electric control capabilities
 • Adds Schneider as key vendor
 • Establishes scale in value-added solutions
 • Establishes Kaman as a provider of electrical controls products
 • Expected to yield sales synergy opportunities from Kaman’s national sales force

Distribution Issues for 2013
• Monitor and react to organic sales growth rate
• Continue acquisition program
• Effectively integrate recent acquisitions and optimize cross-selling opportunities
• Continue disciplined implementation of the new ERP system

Distribution Strategic Transition
$951 Million Sales
5.1% operating margin
Presence in 72 of the top 100
industrial markets
Three product platforms

Narrow fluid power offering from
numerous single-technology
suppliers
Eight ERP systems
 NOW
FUTURE/VISION
$1.5 Billion sales
7.0% operating margin
Presence in ≈ 90 of the top 100 U.S.
industrial markets
Three major product platforms with
increased market share in
motion/automation and fluid power
Broad fluid power offering from multi
-technology supplier

State of the art enterprise wide
business system

Kaman Investment Merits
• A Leading Market Position in Both Business Segments
• Continued Focus on Profit Optimization, Increasing Cash Flows and
 Strengthening Competitive Position
• Strong Liquidity and Conservative Financial Profile
• Disciplined and Focused Acquisition Strategy
• Experienced Management Team

Executive Compensation Aligned with Shareholder
Interests
• Alignment with the market allows Company to attract and retain key talent
• Company and individual performance drive base salary, annual cash incentives and long-term incentives (75% of CEO’s
 compensation in 2011 was performance related)
• Total compensation only reaches the median of market when
 Company financial performance also is at the median of similar sized industrial companies as measured by the Russell 2000
• The direct linkage to company financial performance serves shareholder interests
• SERP and Pensions benefit accruals ended in 2010
• Perquisites have essentially been curtailed for executive officers
 (MERP, financial counseling, tax planning)

Performance-Driven Annual Cash Incentive
• Annual cash incentive driven by financial performance
 – Corporate - compared against the 5-year average of Russell
 2000:
 • Return on Investment
 • EPS growth
 • EPS performance against plan
 • Individual Performance
 – Business Units - compared against the 3-year moving average of past performance
 • Return on Investment
 • Growth in operating income
 • Additional annual objectives determined by business
 priorities
• Reviewed and approved by the Personnel and Compensation
 Committee of the Board of Directors

Q&A